Exhibit 99.1

PMC-Sierra Reports Second Quarter 2011 Results

SUNNYVALE, Calif.--(BUSINESS WIRE)--July 21, 2011--PMC-Sierra, Inc., (Nasdaq:PMCS) or PMC, the semiconductor innovator transforming storage, optical and mobile networks, today reported results for the second quarter ended June 26, 2011.

Net revenues in the second quarter of 2011 were $171.0 million, a sequential increase of 9% compared with $157.4 million in the first quarter of 2011, and 6% higher than net revenues of $160.7 million in the second quarter of 2010.

In the second quarter of 2011, the Company reported GAAP net income of $16.7 million, or $0.07 per diluted share, compared with GAAP net loss in the first quarter of 2011 of $7.7 million, or $0.03 per share. Non-GAAP net income in the second quarter of 2011 was $40.2 million, or $0.17 per diluted share, compared with non-GAAP net income of $30.6 million, or $0.13 per diluted share, in the first quarter of 2011.

“Strength in our storage and optical businesses, combined with solid execution, resulted in a strong second quarter,” commented Greg Lang, president and chief executive officer of PMC. “PMC also made several product announcements during the quarter, reinforcing our leading position as the network semiconductor innovator. These announcements spanned the SAS 2 storage, optical networking and mobile connectivity markets.”

Net income on a non-GAAP basis in the second quarter of 2011 excludes the following items: (i) $7.0 million stock-based compensation expense; (ii) $1.2 million acquisition related costs; (iii) $11.0 million amortization of purchased intangible assets; (iv) $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; (v) $0.7 million of other items; and (vi) $2.7 million income tax provisions.

For a full reconciliation of GAAP net income (loss) to non-GAAP net income, please refer to the schedules included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

In the second quarter of 2011:

  Storage
    The Company announced that it has shipped more than 74 million 6Gb/s SAS system ports, establishing PMC as the leading provider of 6Gb/s SAS technology for storage systems and servers.
    PMC introduced the Tachyon® SPCv SAS/SATA protocol controllers, which double the performance and port density of existing solutions and deliver more than 750,000 I/Os per second.
    PMC also announced the industry’s first true hardware 6Gb/s SATA/SAS RAID controllers with on-board DRAM cache for the entry-level market segment.
  Optical
    The Company introduced the POLO 40G, the industry’s most advanced 40Gb/s System-on-Chip (SoC) solution for coherent optical networking.
    FiberHome, one of China’s leading fiber-optic communications equipment providers, selected PMC’s HyPHY chipset for its FONST Series family of WDM optical transmission solutions.
    PMC also announced quad-port EPON OLT SoC solutions, the first to integrate network power management and optical fiber diagnostics while supporting advanced traffic management and eliminating the need for a separate aggregation switch.
  Mobile
    PMC’s Universal Front End 4 (UFE4) silicon received the NGN Leadership Award in the network technology category presented by NGN Magazine.

Second Quarter 2011 Conference Call

Management will review the second quarter 2011 results and share its outlook for the third quarter of 2011 during a conference call at 1:30 pm Pacific Time/4:30 pm Eastern Time on Thursday, July 21, 2011. The conference call webcast will be accessible under the Financial Events and Calendar section at http://investor.pmc-sierra.com/. To listen to the conference call live by telephone, dial 416-640-5926 approximately ten minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 647-436-0148 using the access code 4123473. A replay of the webcast will be available for five business days.

Third Quarter 2011 Conference Call

PMC is planning on releasing its results for the third quarter of 2011 on October 27, 2011. A conference call will be held on the day of the release to review the quarter and provide an outlook for the fourth quarter of 2011.

Safe Harbor Statement

This release contains forward-looking statements that involve risks and uncertainties. The Company’s SEC filings describe the risks associated with the Company’s business, including PMC’s limited revenue visibility due to variable customer demands, market segment growth or decline, orders with short delivery lead times, customer concentration, changes in inventory, and other items such as foreign exchange rates.

About PMC

PMC (Nasdaq:PMCS) is the semiconductor innovator transforming networks that connect, move and store digital content. Building on a track record of technology leadership, we are driving innovation across storage, optical and mobile networks. Our highly integrated solutions increase performance and enable next generation services to accelerate the network transformation. For more information visit www.pmc-sierra.com.

© Copyright PMC-Sierra, Inc. 2011. All rights reserved. PMC, PMC-SIERRA, “Enabling connectivity. Empowering people.” and Tachyon are registered trademarks of PMC-Sierra, Inc. in the United States and other countries, PMCS is a trademark of PMC-Sierra, Inc. Other product and company names mentioned herein may be trademarks of their respective owners.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Six Months Ended
	June 26,	March 27,	June 27,	June 26,	June 27,
	2011	2011	2010	2011	2010

Net revenues	$171,018	$157,434	$160,669	$328,452	$313,495
Cost of revenues	52,663	59,161	50,064	111,824	99,069
Gross profit	118,355	98,273	110,605	216,628	214,426

Other costs and expenses:
Research and development	56,421	54,499	43,646	110,920	85,713
Selling, general and administrative	29,366	32,209	25,196	61,575	47,581
Amortization of purchased intangible assets	11,031	11,021	6,816	22,052	16,652
Restructuring costs and other charges	-	-	-	-	256
Income from operations	21,537	544	34,947	22,081	64,224

Other (expense) income:
Gain (loss) on sale of investment securities	167	170	(429)	337	(299)
Amortization of debt issue costs	(50)	(50)	(50)	(100)	(100)
Foreign exchange (loss) gain	(623)	(1,474)	74	(2,097)	(915)
Interest expense, net	(571)	(924)	(25)	(1,495)	(146)
Income (loss) before provision for income taxes	20,460	(1,734)	34,517	18,726	62,764
Provision for income taxes	(3,725)	(5,923)	(4,411)	(9,648)	(5,671)
Net income (loss)	$16,735	$(7,657)	$30,106	$9,078	$57,093

Net income (loss) per common share - basic	$0.07	$(0.03)	$0.13	$0.04	$0.25
Net income (loss) per common share - diluted	$0.07	$(0.03)	$0.13	$0.04	$0.24

Shares used in per share calculation - basic	234,993	234,058	230,997	234,526	230,401
Shares used in per share calculation - diluted	237,506	234,058	234,925	237,531	234,289

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, restructuring costs and other charges, other income (expense), provision for income taxes, operating expenses, operating income, operating margin percentage, net income (loss), and basic and diluted net income (loss) per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis.  Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results.  In addition, the measures are used for planning and forecasting of the Company's future periods.  However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures.  Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense,
Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets, Restructuring Costs and Other Charges,
Other Income (Expense), Provision for Income Taxes, Operating Expenses, Operating Income,
Operating Margin Percentage, Net Income (Loss), and Basic and Diluted Net Income (Loss) Per Share
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Six Months Ended
	June 26,	March 27,	June 27,	June 26,	June 27,
	2011(1)	2011(2)	2010(3)	2011(4)	2010(5)

GAAP cost of revenues	$52,663	$59,161	$50,064	$111,824	$99,069
Stock-based compensation	(260)	(223)	(229)	(483)	(447)
Acquisition related costs	(41)	(9,064)	(73)	(9,105)	(73)
Non-GAAP cost of revenues	$52,362	$49,874	$49,762	$102,236	$98,549

GAAP gross profit	$118,355	$98,273	$110,605	$216,628	$214,426
Stock-based compensation	260	223	229	483	447
Acquisition related costs	41	9,064	73	9,105	73
Non-GAAP gross profit	$118,656	$107,560	$110,907	$226,216	$214,946

Non-GAAP gross profit %	69%	68%	69%	69%	69%

GAAP research and development expense	$56,421	$54,499	$43,646	$110,920	$85,713
Stock-based compensation	(2,927)	(2,697)	(2,181)	(5,624)	(4,345)
Acquisition related costs	(97)	(191)	-	(288)	-
Non-GAAP research and development expense	$53,397	$51,611	$41,465	$105,008	$81,368

GAAP selling, general and administrative expense	$29,366	$32,209	$25,196	$61,575	$47,581
Stock-based compensation	(3,859)	(3,395)	(3,253)	(7,254)	(6,222)
Acquisition related costs	(1,051)	(1,159)	(1,453)	(2,210)	(1,453)
Lease exit costs	-	(3,392)	-	(3,392)	-
Non-GAAP selling, general and administrative expense	$24,456	$24,263	$20,490	$48,719	$39,906

GAAP amortization of purchased intangible assets	$11,031	$11,021	$6,816	$22,052	$16,652
Amortization of purchased intangible assets	(11,031)	(11,021)	(6,816)	(22,052)	(16,652)
Non-GAAP amortization of purchased intangible assets	$-	$-	$-	$-	$-

GAAP restructuring costs and other charges	$-	$-	$-	$-	$256
Restructuring costs and other charges	-	-	-	-	(256)
Non-GAAP restructuring costs and other charges	$-	$-	$-	$-	$-

GAAP other (expense) income	$(1,077)	$(2,278)	$(430)	$(3,355)	$(1,460)
Foreign exchange loss on foreign tax liabilities	260	953	16	1,213	978
Accretion of debt discount related to senior convertible notes	871	853	804	1,724	1,592
Accretion of liability for contingent consideration	334	476	-	810	-
Interest expense related to short-term loan	-	258	-	258	-
Non-GAAP other income	$388	$262	$390	$650	$1,110

GAAP provision for income taxes	$3,725	$5,923	$4,411	$9,648	$5,671
Provision for income taxes	(2,706)	(4,541)	(2,702)	(7,247)	(2,009)
Non-GAAP provision for income taxes	$1,019	$1,382	$1,709	$2,401	$3,662

	Three Months Ended			Six Months Ended
	June 26,	March 27,	June 27,	June 26,	June 27,
	2011(1)	2011(2)	2010(3)	2011(4)	2010(5)

GAAP operating expenses	$96,818	$97,729	$75,658	$194,547	$150,202
Stock-based compensation	(6,786)	(6,092)	(5,434)	(12,878)	(10,567)
Acquisition related costs	(1,148)	(1,350)	(1,453)	(2,498)	(1,453)
Lease exit costs	-	(3,392)	-	(3,392)	-
Amortization of purchased intangible assets	(11,031)	(11,021)	(6,816)	(22,052)	(16,652)
Restructuring costs and other charges	-	-	-	-	(256)
Non-GAAP operating expenses	$77,853	$75,874	$61,955	$153,727	$121,274

GAAP operating income	$21,537	$544	$34,947	$22,081	$64,224
Stock-based compensation	7,046	6,315	5,663	13,361	11,014
Acquisition related costs	1,189	10,414	1,526	11,603	1,526
Lease exit costs	-	3,392	-	3,392	-
Amortization of purchased intangible assets	11,031	11,021	6,816	22,052	16,652
Restructuring costs and other charges	-	-	-	-	256
Non-GAAP operating income	$40,803	$31,686	$48,952	$72,489	$93,672

Non-GAAP operating margin %	24%	20%	30%	22%	30%

GAAP net income (loss)	$16,735	$(7,657)	$30,106	$9,078	$57,093
Stock-based compensation	7,046	6,315	5,663	13,361	11,014
Acquisition related costs	1,189	10,414	1,526	11,603	1,526
Lease exit costs	-	3,392	-	3,392	-
Amortization of purchased intangible assets	11,031	11,021	6,816	22,052	16,652
Restructuring costs and other charges	-	-	-	-	256
Foreign exchange loss on foreign tax liabilities	260	953	16	1,213	978
Accretion of debt discount related to senior convertible notes	871	853	804	1,724	1,592
Accretion of liability for contingent consideration	334	476	-	810	-
Interest expense related to short-term loan	-	258	-	258	-
Provision for income taxes	2,706	4,541	2,702	7,247	2,009
Non-GAAP net income	$40,172	$30,566	$47,633	$70,738	$91,120

Non-GAAP net income per share - basic	$0.17	$0.13	$0.21	$0.30	$0.40
Non-GAAP net income per share - diluted	$0.17	$0.13	$0.20	$0.30	$0.39

Shares used to calculate non-GAAP net income per share - basic	234,993	234,058	230,997	234,526	230,401
Shares used to calculate non-GAAP net income per share - diluted	237,506	237,556	234,925	237,531	234,289

(1) $7.0 million stock-based compensation expense; $1.2 million acquisition related costs; $11.0 million amortization of purchased intangible assets; $0.3 million foreign exchange loss on foreign tax liabilities; $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $0.3 million accretion of liability for contingent consideration; and $2.7 million income tax provision which includes $1.6 million income tax provision relating to inter-company transactions, $1.2 million net tax expense relating to foreign exchange translation of a foreign subsidiary, $0.9 million reduction of stock option related loss carry-forward benefit recognized in equity, $0.6 million arrears interest relating to unrecognized tax benefits, $0.5 million income tax provision for adjustments relating to prior periods, and $0.3 million income tax recovery related to stock-based compensation.

(2) $6.3 million stock-based compensation expense; $10.4 million acquisition related costs; $3.4 million lease exit costs; $11.0 million amortization of purchased intangible assets; $1.0 million foreign exchange loss on foreign tax liabilities; $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $0.5 million accretion of liability for contingent consideration; $0.3 million interest expense related to short-term loan; and $4.5 million income tax provision which includes $2.2 million sheltered by the benefit of stock option related loss carry-forwards recognized in equity, $3.6 million income tax provision relating to inter-company transactions, $1.9 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, and $0.6 million arrears interest relating to unrecognized tax benefits.

(3) $5.7 million stock-based compensation expense; $1.5 million acquisition related costs; $6.8 million amortization of purchased intangible assets; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $2.7 million income tax provision which includes $2.1 million income tax provision relating to inter-company transactions, $0.5 million arrears interest relating to unrecognized tax benefits, $0.3 million net tax expense relating to foreign exchange translation of a foreign subsidiary, and $0.2 million deferred tax recovery related to non-deductible intangible asset amortization.

(4) $13.4 million stock-based compensation expense; $11.6 million acquisition related costs;  $3.4 million lease exit costs; $22.1 million amortization of purchased intangible assets; $1.2 million foreign exchange loss on foreign tax liabilities; $1.7 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $0.8 million accretion of liability for contingent consideration; $0.3 million interest related to short-term loan; and $7.2 million income tax provision which includes $1.3 million sheltered by the benefit of stock option related loss carry-forwards recognized in equity, $5.3 million income tax provision relating to inter-company transactions, $0.7 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, $1.2 million arrears interest relating to unrecognized tax benefits, $0.4 million income tax provision for adjustments relating to prior periods, and $0.3 million income tax recovery related to stock-based compensation.

(5) $11.0 million stock-based compensation expense; $1.5 million acquisition related costs; $16.7 million amortization of purchased intangible assets; $0.3 million restructuring costs; $1.0 million foreign exchange loss on foreign tax liabilities; $1.6 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $2.0 million income tax provision which includes $3.6 million income tax provision relating to inter-company transactions, $1.9 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, $1.0 million arrears interest relating to unrecognized tax benefits, and $0.7 million deferred tax recovery relating to non-deductible intangible asset amortization.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 26,	December 26,
	2011	2010
ASSETS:
Current assets:
Cash and cash equivalents	$170,521	$293,355
Short-term investments	94,016	54,801
Accounts receivable, net	71,022	69,263
Inventories, net	34,104	51,133
Prepaid expenses and other current assets	21,578	21,559
Income tax receivable	5,973	4,554
Deferred tax assets	17,222	12,162
Total current assets	414,436	506,827

Investment securities	195,263	235,369
Investments and other assets	6,950	10,687
Prepaid expenses	19,951	22,987
Property and equipment, net	19,249	18,367
Goodwill	520,899	523,712
Intangible assets, net	182,314	202,265
Deferred tax assets	2,071	1,187
Deposits for wafer fabrication capacity	-	5,145
	$1,361,133	$1,526,546

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Short-term loan	$-	$180,991
Accounts payable	23,353	32,048
Accrued liabilities	70,632	76,566
Liability for unrecognized tax benefit	45,169	40,300
Deferred income taxes	2,660	2,823
Accrued restructuring costs	639	1,604
Deferred income	16,072	18,231
Liability for contingent consideration	29,004	-
Total current liabilities	187,529	352,563

2.25% senior convertible notes due October 15, 2025, net	63,328	61,605
Liability for contingent consideration	-	28,194
Long-term obligations	7,470	8,940
Deferred income taxes	39,579	36,549
Liability for unrecognized tax benefit	18,679	17,908

PMC special shares convertible into 1,029 (2010 - 1,370) shares of common stock	1,228	1,716

Stockholders' equity:
Common stock and additional paid in capital	1,591,120	1,576,201
Accumulated other comprehensive income	2,324	2,072
Accumulated deficit	(550,124)	(559,202)
Total stockholders' equity	1,043,320	1,019,071
	$1,361,133	$1,526,546

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended
	June 26,	June 27,
	2011	2010

Cash flows from operating activities:
Net income	$9,078	$57,093
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	40,723	25,194
Stock-based compensation	13,361	11,014
Unrealized foreign exchange loss, net	1,828	766
Net amortization of premiums/discounts and accrued interest of investments	2,186	2,083
Accrued interest on short-term loan	589	-
(Gain) loss on disposal of investment securities	(336)	298

Changes in operating assets and liabilities:
Accounts receivable	(1,759)	(20,805)
Inventories	8,017	2,162
Prepaid expenses and other current assets	1,698	2,580
Accounts payable and accrued liabilities	(9,045)	9,679
Deferred income taxes and income taxes payable	4,208	(11,157)
Accrued restructuring costs	(970)	(1,139)
Deferred income	(2,154)	2,838
Net cash provided by operating activities	67,424	80,606

Cash flows from investing activities:
Acquisition of Channel Storage business from Adaptec, Inc.	-	(34,250)
Purchases of property and equipment	(5,861)	(3,566)
Purchases of intangible assets	(3,930)	(1,178)
Redemption of short-term investments	-	4,314
Disposals of investment securities	72,276	59,098
Purchases of investment securities	(72,957)	(171,894)
Net cash used in investing activities	(10,472)	(147,476)

Cash flows from financing activities:
Repayment of short-term loan	(180,991)	-
Proceeds from issuance of common stock	10,454	7,921
Purchases of treasury stock	(9,704)	-
Net cash (used in) provided by financing activities	(180,241)	7,921

Effect of exchange rate changes on cash and cash equivalents	455	103
Net decrease in cash and cash equivalents	(122,834)	(58,846)
Cash and cash equivalents, beginning of period	293,355	192,841
Cash and cash equivalents, end of period	$170,521	$133,995

CONTACT:
PMC-Sierra, Inc.
Mike Zellner, 1-408-988-1204
Vice President & CFO
or
Suzanne Craig, 1-415-217-4962
Investor Relations
or
Susan Shaw, 1-408-988-8515
Sr Manager, Communications